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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on (i) Form S-3, (Nos. 333-25995, 333-66931, 333-62155, 333-33726 and
333-54616); (ii) Form S-4, (No. 333-50898); and (iii) Form S-8 (No. 333-56343)
of Kinder Morgan Energy Partners, L.P. of our report dated February 14, 2001 relating to the financial statements which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
February 16, 2001